Exhibit 10(a)61

                              SEVENTH AMENDMENT TO

                              THE SOUTHERN COMPANY

                                  PENSION PLAN

         WHEREAS, the Board of Directors of Southern Company Services, Inc. (the "Company") heretofore adopted The Southern Company Pension Plan, as amended and restated effective as of January 1, 1997 (the "Plan");

         WHEREAS, pursuant to Section 13.1 of the Plan, the Company is authorized to amend the Plan at any time.

         WHEREAS, the Company desires to amend the Plan to enhance the benefits of employees who are not covered by the terms of a collective bargaining agreement and employees who are covered by the terms of a collective bargaining agreement with OPEIU Local 455, IBEW Local 1208 or SPFPA Local 576; and

         WHEREAS, the Company desires to amend the Plan to enhance the benefits payable to retirees.

         NOW, THEREFORE, the Company hereby amends the Plan as follows, effective as of June 1, 2000, unless otherwise indicated below:

                                       1.

         The first paragraph of Section 1.36, "Social Security Offset," shall be amended to read as follows:

         1.36 "Social Security Offset" shall mean an amount equal to one-half (1/2) of the amount, if any, of the Federal primary Social Security benefit (primary old age insurance benefit) to which it is estimated that an Employee will become entitled in accordance with the Social Security Act in force as provided in subparagraphs (a) through (e) below which shall exceed:
                  $168 per month on and after January 1, 1989; $250 per month on and after January 1, 1991; for Employees who (i) are not covered by the terms of a collective bargaining agreement or
                  (ii) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan as amended, $325 per month on and after January 1, 1996; for Employees who are covered by the terms of a collective bargaining agreement with IBEW Local 1208, $350 per month on and after January 1, 1998; and for Employees who perform an Hour of Service on or after May 1, 2000 and who (i) are not covered by the terms of a collective bargaining agreement or
                  (ii) are covered by the terms of a collective bargaining agreement with OPEIU Local 455 or SPFPA Local 576, $350 per month on and after May 1, 2000, multiplied by a fraction not greater than one, the numerator of which shall be the Employee's total Accredited Service, and the denominator of which shall be such total Accredited Service plus the Accredited Service the Employee could have accumulated if he had continued his employment from the date he terminates service with any Affiliated Employer until his Normal Retirement Date. For purposes of determining the estimated Federal primary Social Security benefit used in the Social Security Offset, an Employee shall be deemed to be entitled to receive Federal primary Social Security benefits after retirement or death, if earlier, regardless of the fact that he may have disqualified himself to receive payment thereof. In addition to the foregoing, the calculation of the Social Security benefit shall be based on the salary history of the Employee as provided in Section 5.4 and shall be determined pursuant to the following, as applicable:

                                                    2.

         Section 2.4, "Employees reemployed," shall be deleted in its entirety and replaced with the following new Section 2.4, effective as of April 2, 2001:

         2.4      Employees reemployed.
                  --------------------

                  (a) With respect to an Employee not described in subsection
                  (b), any Employee whose service terminates at any time and who is reemployed as an Employee, unless excluded under Section 2.6, will be included in the Plan as provided in Section 2.1 unless:

                           (1) prior to termination of his service he had
                  completed at least one Year of Service; and

                           (2) upon his reemployment, to the extent provided in
                  Section 8.3 without regard to Section 8.4, he is entitled to restoration of his Years of Service, in which case he will be included in the Plan as of the date of his reemployment.

                           For purposes of determining Years of Service of an
                  Employee who is reemployed by an Affiliated Employer subsequent to a One-Year Break in Service, a Year of Service subsequent to his reemployment shall be computed on the basis of the twelve (12) consecutive month period commencing on his date of reemployment or an anniversary thereof.

                  (b) With respect to an Employee whose benefits transferred to the Mirant Services Pension Plan following Mirant Services (f/k/a Southern Energy Resources, Inc.) ceasing to be an Affiliated Employer on April 2, 2001 and who is later reemployed by an Employing Company, such Employee's Accredited Service shall not be restored following his reemployment, notwithstanding the provisions of Sections 8.3, 8.4 or any other provision of the Plan. However, such Employee's Eligibility Years of Service and Vesting Years of Service shall be restored to the extent provided in Section 8.3, without regard to Section 8.4 and subsection (a) above.

                                                    3.

         Subsection (e) of Section 4.2, "Accredited Service," shall be amended by adding the following sentence to the end:

                  Notwithstanding the above, on and after May 1, 2000, for Employees who perform an Hour of Service on or after May 1, 2000 and who (i) are not covered by the terms of a collective bargaining agreement, or (ii) are covered by the terms of a collective bargaining agreement with OPEIU Local 455, IBEW Local 1208 or SPFPA Local 576, the above limit on years of Accredited Service shall no longer apply.

                  With respect to the Employees described above, any references in the Plan or any Schedule to the limitation under Section 4.2(e) shall be disregarded.

                                                    4.

         Section 5.2, "Minimum Retirement Income payable upon retirement at Normal Retirement Date or Deferred Retirement Date," shall be amended by adding two new paragraphs immediately following the first paragraph. The current second paragraph shall become the fourth paragraph. The new paragraphs shall read as follows:

                           The monthly Minimum Retirement Income to an Employee
                  who performs an Hour of Service on or after May 1, 2000, who is not covered by the terms of a collective bargaining agreement or is covered by the terms of a collective bargaining agreement with OPEIU Local 455, IBEW Local 1208 or SPFPA Local 576, and who retires from the service of an Employing Company at his Normal Retirement Date or his Deferred Retirement Date (before adjustment for Provisional Payee designation, if any) shall receive the greater benefit of (i) the monthly Minimum Retirement Income calculated in the preceding paragraph, or (ii) monthly Minimum Retirement Income in an amount equal to 1.25% of his Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to his Normal Retirement Date or Deferred Retirement Date, without a Social Security Offset.

                           For purposes of item (ii) above, Average Monthly
                  Earnings shall be calculated using the Employee's Earnings, as defined in Section 1.13, increased by any cash payments made during any given Plan Year from an annual group incentive plan. "Annual group incentive plan" shall mean each plan designated as such and approved and ratified for each Plan Year by the manager of the Southern Company Compensation Administration department pursuant to procedures established by the Retirement Board. The Executive Productivity Improvement Plan shall be considered an "annual group incentive plan" only with regard to amounts earned in 1999 or a prior Plan Year and/or with regard to amounts which became payable in 2000 or a prior Plan Year.

                                                    5.

         Section 5.3, "Minimum Retirement Income upon retirement at Early Retirement Date or upon termination of service by reason of death or otherwise prior to retirement," shall be deleted in its entirety and replaced with the following new Section 5.3:

                           5.3 Minimum Retirement Income upon retirement at
                  Early Retirement Date or upon termination of service by reason of death or otherwise prior to retirement. The monthly Minimum Retirement Income payable to an Employee (or his Provisional Payee), if he shall retire on his Early Retirement Date, or if his service shall terminate by reason of death or otherwise prior to retirement, shall be determined in accordance with the following provisions:

(a) Upon retirement at Early Retirement Date, his Minimum Retirement Income (before adjustment for Provisional Payee designation, if any) shall be an amount determined in the manner described in Section 5.2 as of the Employee's Early Retirement Date.

(b) Upon termination of service by reason of the death of the Employee prior to retirement and after the effective date of his Provisional Payee designation or deemed designation, the Minimum Retirement Income for the purpose of determining the Employee's Accrued Retirement Income upon which payment to his Provisional Payee in accordance with Section 7.4 shall be based shall be an amount determined in the manner described in Section 5.2 as of the date of the Employee's death.

(c) For an Employee who terminates his service with an Employing Company with entitlement to receive Retirement Income in accordance with Section 8.1, upon retirement at his Early Retirement Date or Normal Retirement Date, his Minimum Retirement Income (before adjustment for Provisional Payee designation, if any) shall be an amount determined in the manner described in Section 5.2 as of the date of the Employee's termination of service.

(d) Upon termination of service by reason of disability (as defined in Section 4.4) of the Employee prior to retirement, provided such Employee does not return to the service of an Employing Company prior to his Retirement Date, his Minimum Retirement Income shall be an amount determined in the manner described in Section 5.2 as of the Employee's Retirement Date.

                                                    6.

         The second paragraph of Section 5.5, "Early Retirement Income," shall be amended by adding the following new sentence to the end:

                  Notwithstanding the preceding sentence, Retirement Income for Employees other than Employees described in Section 15.1(c) who perform an Hour of Service on or after May 1, 2000 and who
                  (i) are not covered by the terms of a collective bargaining agreement or (ii) are covered by the terms of a collective bargaining agreement with OPEIU Local 455, IBEW Local 1208 or SPFPA Local 576, the term three-tenths of one percent (0.3%) shall replace the term one-third of one percent ([OBJECT OMITTED]%) in the preceding sentence.

                                                    7.

         Subsection (d) of Section 5.9, "Required distributions," shall be deleted in its entirety and replaced with the following new subsection (d), effective as of January 1, 2001:

                  (d)      Determining required minimum distributions

                  With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service.

                                       8.

         Effective January 1, 2001, Section 5.11, "Increase in Retirement Income of retired Employees," shall be deleted in its entirety and replaced with the following new Section 5.11:

         5.11     Increase in Retirement Income of retired Employees

         (a)      1996 Increase.

                  (1) Retirement Income payable on and after January 1, 1996 to an Employee (or to the Provisional Payee of an Employee) who retired under the Prior Plans at his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date on or before January 1, 1996 will be adjusted to increase the amount thereof by an amount ranging from a minimum of one and one-half percent (1.5%) to a maximum of seven and one-half percent (7.5%) in accordance with the following schedule:

                     Year in which                                   Percentage
                  retirement occurred                                 increase
                  -------------------                                ----------

                             1995                                      1.5%
                             1994                                      3.0%
                             1993                                      4.5%
                             1992                                      6.0%
                  1991 and prior years                                 7.5%

                  (2) A similar adjustment, based on the date of the commencement of Retirement Income payments to the Employee's Provisional Payee, rather than the Employee's Retirement Date, will be made in respect of Retirement Income which is payable on or after January 1, 1996 where a Provisional Payee election was in effect, or was deemed to be in effect, when an Employee died while in service prior to January 1, 1996 and prior to his retirement.

                  (3) A similar adjustment will be made in respect of Retirement Income which is payable on or after January 1, 1996 for a former Employee who is not eligible to retire but who is vested in a benefit (or the Provisional Payee of such former Employee) for which payments have commenced on or before January 1, 1996 in accordance with the terms of the Prior Plans, except for Employees whose Retirement Income has been cashed-out pursuant to the terms of the Prior Plans.

                  (4) For purposes of determining the applicable percentage increase under this Section 5.11(a), the year of retirement includes retirement where the last day of employment was December 31 of such year. An Employee whose Deferred Retirement Date is on or before January 1, 1988 and who did not retire at his Normal Retirement Date shall be deemed to have retired at his Normal Retirement Date for purposes of determining the increase in his Retirement Income payable at his Deferred Retirement Date.

                  (5) This Section 5.11(a) shall not apply with respect to an Employee who has not retired, but for whom the distribution of Retirement Income has commenced pursuant to Section 5.9 of the Plan.

         (b)      2001 Increase.

                  (1) Retirement Income payable on and after January 1, 2001 to an Employee (or to the Provisional Payee of an Employee) who retired under the Plan or the Prior Plans at his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date on or before January 1, 2001 will be adjusted to increase the amount thereof by an amount ranging from a minimum of one and one-half percent (1.5%) to a maximum of seven and one-half percent (7.5%) in accordance with the following schedule:

                  Pension Benefit Commencement Dates

                                                                     Increase
                           From                Through              Percentage

                  February 1, 2000             January 1, 2001           1.5%
                  February 1, 1999             January 1, 2000           3.0%
                  February 1, 1998             January 1, 1999           4.5%
                  February 1, 1997             January 1, 1998           6.0%
                  Before February 1, 1997                                7.5%

                  An Employee whose Deferred Retirement Date is on or before January 1, 1988 and who did not retire at his Normal Retirement Date shall be deemed to have retired at his Normal Retirement Date for purposes of determining the increase in his Retirement Income payable at his Deferred Retirement Date.

                  (2) (A) The adjustment provided in Section 5.11(b)(1) will be made in respect of Retirement Income which is payable on or after January 1, 2001 to a Provisional Payee, pursuant to Section 7.1 of the Plan, based on the Employee's pension benefit commencement date under the Plan or the Prior Plans.

                           (B) The adjustment provided in Section 5.11(b)(1) will be made in respect of Retirement Income which is payable on or after January 1, 2001 to a Provisional Payee, pursuant to Section 7.4 of the Plan, due to the death of an Employee while in the service of an Employing Company based on the Provisional Payee's pension benefit commencement date under the Plan or the Prior Plans.

                  (3) A similar adjustment will be made in respect of Retirement Income which is payable on or after January 1, 2001 for a former Employee who is not eligible to retire but who is vested in a benefit (or the Provisional Payee of such former Employee) for which payments have commenced on or before January 1, 2001 in accordance with the terms of the Plan or Prior Plans, except for Employees whose Retirement Income has been cashed-out pursuant to the terms of the Plan or Prior Plans.

                  (4) Retirement Income payable to an Employee pursuant to the last paragraph of Section 5.5 (i.e., the Social Security level payment option) shall be adjusted for the increase provided in
                  Section 5.11(b)(1) by applying the percentage increase separately to the portion of the Employee's Retirement Income payable before age 65, if still being paid, and his Retirement Income received or to be received after he attains age 65.

                  (5) The increased benefits provided for in Section 5.11(b)(1) shall not apply to the portion of an Employee's Retirement Income payable as a Social Security bridge payment to an Employee who retired subject to the terms of an early retirement window and who is receiving Social Security "bridge" payments pursuant to such early retirement window.

                  (6) This Section 5.11(b) shall not apply with respect to an Employee who has not retired, but for whom the distribution of Retirement Income has commenced pursuant to Section 5.9 of the Plan.

                  (7) The adjustment provided in Section 5.11(b)(1) will be made in respect of an Allowance which is payable on or after January 1, 2001 to a SEPCO Employee or a former SEPCO Employee, as defined in the SEPCO Schedule to the Plan, based on the Employee's pension benefit commencement date under the Plan, the Prior Plans or the Employees' Retirement Plan of Savannah Electric and Power Company ("SEPCO Plan"). An Allowance payable to a SEPCO Employee or former SEPCO Employee pursuant to Section 5.04 of the SEPCO Schedule (i.e., the Social Security level payment option) shall be adjusted for the increase provided in Section 5.11(b)(1) by applying the percentage increase separately to the portion of the SEPCO Employee's Allowance payable before age 62 or 65 (whichever is applicable), if still being paid, and his allowance received or to be received after he attains age 62 or 65, whichever is applicable. A SEPCO Employee (or his Provisional Payee) whose Allowance consists entirely of an amount payable pursuant to Retirement Annuities described in Article 2 of the SEPCO Schedule or SEPCO Plan, whichever is applicable, shall not receive the adjustment provided in Section 5.11(b)(1). A SEPCO Employee (or his Provisional Payee) whose Allowance consists partially of an amount payable pursuant to Retirement Annuities described in Article 2 of the SEPCO Schedule or SEPCO Plan, whichever is applicable, and partially of amounts accrued pursuant to Article 5 of the SEPCO Schedule or SEPCO Plan, whichever is applicable, shall have his Allowance adjusted in accordance with Section 5.11(b)(1) based on his total Allowance under both such Articles with such adjustment being paid entirely from the Trust.

                  (8) With respect to any Employee of an Employing Company who is described in Article XVI of the Plan, the adjustment provided in Section 5.11(b)(1) shall apply to such Employee's accrued benefit determined after applying any offset provided for in Article XVI (i.e., the adjustment in Section 5.11(b)(1) shall apply to such Employee's net accrued benefit, not his total service benefit).

                                       9.

         Subsection (c) of Section 6.1, "Maximum Retirement Income," shall be amended by adding the following new paragraph immediately following subsection
(4):

                  For Limitation Years beginning on and after January 1, 2001, for purposes of applying the limitations described in Section 6.1 of the Plan, compensation paid or made available during such Limitation Years shall include elective amounts that are not includable in the gross income of the Employee by reason of Code Section 132(f)(4).

                                       10.

         Subsection (e) of Section 15.1, "Eligibility," shall be deleted in its entirety, effective as of April 2, 2001.

         IN WITNESS WHEREOF, Southern Company Services, Inc. through its duly authorized officer, has adopted this Seventh Amendment to The Southern Company Pension Plan this ____ day of _________________, 2001, to be effective as stated herein.

                                 SOUTHERN COMPANY SERVICES, INC.


                                 By: ________________________________________

                                 Title:______________________________________



ATTEST:

By:  _________________________________________________________

Title:________________________________________________________